EXHIBIT 10.1

                      CHARGER VENTURES INC.
                        STOCK OPTION PLAN

     1.  Purpose.   The purpose of this Charger Ventures Inc.
Stock Option Plan (the "Plan") is to further the growth and development of Charger Ventures Inc. (the "Company"), by providing an incentive through ownership of stock of the Company. The Option Plan shall be an incentive to officers and other key employees, consultants and persons that the Board of Directors of the Company, in its sole discretion determine to provide or who have provided a service to the Company and who are in a position to contribute materially to the prosperity of the Company. The Plan shall be adopted to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. This Plan is effective on the Effective Date (as provided in Section 10) and shall apply to options granted on or after the Effective Date.

     2.  Incentive and Non-Qualified Stock Options.   Two types
of Stock Options (referred to herein as "Options" without distinction between such two types) may be granted under the
Plan: Options intended to qualify as Incentive Stock Options under Section 422 of the Code and Non-Qualified Stock Options not specifically authorized or qualified for favorable income tax treatment by the Code.

     3. Definitions. The following definitions are applicable to the Plan:

          3.1  Board.  The Board of Directors of the Company.

          3.2  Common Stock.  The shares of Common Stock of the
     Company.

          3.3 Code. The Internal Revenue Code of 1986, as amended from time to time.

          3.4 Company. Charger Ventures Inc., a Nevada corporation.

          3.5  Disabled or Disability.   For the purposes of
     Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

          3.6 Fair Market Value. For purposes of the Plan, the "fair market value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or (b) if the Common Stock is not then listed on an exchange, but is quoted on the NASDAQ Stock Market, the NASDAQ Small Cap Market, the NASDAQ Electronic Bulletin Board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date, or
     (c) if the Common Stock is not then listed on an exchange or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

          3.7  Incentive Stock Option.   Any Stock Option
     intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          3.8  Non-Qualified Stock Option.   Any Stock Option
     that is not an Incentive Stock Option.

          3.9  Optionee.  The recipient of a Stock Option.

          3.10  Plan.  The Charger Ventures Inc. Stock Option
     Plan, as amended from time to time.

          3.11  Plan Administrator.  The Board or the Stock
     Option Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

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          3.12  Stock Option or Option.  Any option to purchase
     shares of Common Stock granted pursuant to Section 7.

     4.  Administration.

          4.1  Administration by Board.   Subject to Section 4.2,
     the Plan Administrator shall be the Board of Directors of
     the Company (the "Board").   Subject to the provisions of
     the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 5) of the Company and its subsidiaries those employees to whom Stock Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          4.2 Administration by Committee. The Board may in its sole discretion, delegate any or all of its duties as Plan Administrator to a stock option committee (the "Committee") of not fewer than two (2) members of the Board to be appointed by and serve at the pleasure of the Board. The members of the Committee shall be "disinterested" persons within the meaning of Rule 16b-3 promulgated under the Act, as the same may be amended or supplemented from time to time. No member of the Committee shall be eligible to receive Incentive Stock Options unless permitted by such Rule 16b-3. The members of the Committee shall be from time to time, the Board may increase or decrease (to not less than two members) the size of the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. No member of the Board or the Committee may vote on any issues, including but not limited to price and number of options, pertaining to the granting of options to themselves, relative(s), or affiliate.

     5.  Eligibility.   Any employee (including any officer who
is an employee), independent contractor or consultant of the Company or any of its subsidiaries shall be eligible to receive an Option under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price (determined in the manner provided in Section 7.2) is at least 100% of the fair market value of the shares subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. An employee may receive more than one Option under the Plan.

     6. Shares Subject to Options. The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 2,000,000 shares of Common Stock (subject to adjustment as provided in Section 7.13), including shares previously issued under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares. The Board shall have the right at any time to create a new option plan, provided that either one year has passed from the Effective Date of this Option Plan or at least fifty percent (50%) of the total number of options granted under the Option Plan have been exercised.

     7. Terms and Conditions of Option. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the

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Plan Administrator shall from time to time approve.  Such
agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          7.1 Number of Shares Subject to Option. Each Option agreement shall specify the number of shares subject to the Option.

          7.2 Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of grant, but shall not be less than US $0.25 per share. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 100% of the (10) day trading average of Common Stock of the Company on the date the Option is granted.

          7.3  Notice and Payment.  Any exercisable portion of a
     Stock Option may be exercised only by:

              (a)   delivery of a written notice to the
          Company, prior to the time when such Stock
          Option becomes unexercisable under Section
          7.4, stating the number of shares being
          purchased and complying with all applicable rules established by the Plan Administrator;

             (b)    payment in full of the exercise
          price of such Option by, as applicable,
          delivery of cash, certified check, or bank draft for an amount equal to the aggregate
          Stock Option exercise price for the number of shares being purchased;

             (c)    payment of the amount of tax
          required to be withheld (if any) by the
          Company or any parent or subsidiary
          corporation as a result of the exercise of a Stock Option; and

             (d)    delivery of a written notice to the
          Company requesting that the Company direct the transfer agent to issue to the Optionee
          (or to his designee) a certificate for the number of shares of Common Stock for which the Option was exercised.

          7.4  Term of Option.   No Option shall be exercisable
     after the expiration of the earliest of (a) one (1) week after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than Disability or death; or (b) three (3) months after the date the Optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances.

          7.5  Exercise of Option.  No Option shall be
     exercisable during the lifetime of an Optionee by any person other than the Optionee or, in the event the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, at any time prior to three (3) months from the date the Option is granted. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

          7.6 No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

          7.7 Limit on Incentive Stock Options. Pursuant to the Internal Revenue Code, the aggregate fair market value (determined at the time the Option is granted) of the stock exercisable for the first time, during any calendar year, by the Optionee on Incentive Stock granted after 1986 (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time of the Stock Option is granted) of the Common Stock with respect to

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     which Incentive Stock Options are exercisable for
     the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

          7.8 Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification or registration under any United States federal or state, Canadian or other applicable securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

          7.9 Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the United States Securities Act of 1933, as amended, and any applicable Canadian or other foreign securities laws or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

          7.10  Rights as a Stockholder or Employer.   An
     Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section
     7.13. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employment of the Company or any its subsidiaries or interfere in anyway with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

          7.11  No Fractional Shares.   In no event shall the
     Company be required to issue fractional shares upon the exercise of an Option.

          7.12 Exercisability in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

          7.13 Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company.

          In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change

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     equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination. In addition, in the event of such change described in this paragraph, the Board may accelerate the time or times at which any option may be exercised and may provide for cancellation of such accelerated options which are not exercised within a time prescribed by the Board in its sole discretion.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

          7.14 Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan, accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

          7.15 Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan, as may be determined by the Plan
     Administrator.

     8.  Termination or Amendment of the Plan.   The Board may at
any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the voting power of the shares of all classes of common stock of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the voting power of the outstanding shares of all classes of common stock, there shall be, except by operation of the provisions of Section 7.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

     9. Indemnification. In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the same opportunity, at its own expense, to handle and defend the same.

     10. Effective Date and Term of Plan. This Plan shall become effective (the "Effective Date") on the date of adoption designated below. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on 14th day of January, 2005.

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     IN WITNESS WHEREOF, the Company by its duly authorized
officer, has caused this Plan to be executed at Vancouver, British Columbia, this 14th day of January, 2000.

                              Charger Ventures Inc.


                              By:
                                  -------------------------
                                   President





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